    As filed with the Securities and Exchange Commission on August 21, 1997.

                                            Registration No. 333-_______________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                          FPA MEDICAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                        33-0604264
------------------------------                   ------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

  3636 Nobel Drive, Suite 200
     San Diego, California                                    92122
------------------------------                   ------------------------------
     (Address of Principal                                 (Zip Code)
      Executive Offices)


                          FPA MEDICAL MANAGEMENT, INC.
                        AMENDED OMNIBUS STOCK OPTION PLAN
             ------------------------------------------------------
                            (Full title of the plan)

                                James A. Lebovitz
              Senior Vice President, General Counsel and Secretary
                          FPA Medical Management, Inc.
                           3636 Nobel Drive, Suite 200
                           San Diego, California 92122
                                 (619) 453-1000
                         ------------------------------
                          (Name, address and telephone
                          number, including area code,
                              of agent for service)

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================
   Title of                 Amount            Proposed Maximum         Proposed               Amount of
 Securities To               To Be             Offering Price      Maximum Aggregate        Registration
 Be Registered            Registered            per Share(1)       Offering Price(1)             Fee
---------------------------------------------------------------------------------------------------------
Common Stock,            4,500,000 shares         $25.75           $115,875,000            $35,114
par value $0.002
per share
=========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices for the Registrant's Common Stock as reported on the Nasdaq National Market on August 15, 1997, the latest practicable date prior to the filing of this Registration Statement.

         This Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

         Part I and Items 3 - 7 and 9 of Part II of FPA Medical Management, Inc.'s Registration Statement on Form S-8 (Registration Number 33-00076) are incorporated by reference herein pursuant to Instruction E of Form S-8.

ITEM 1. Exhibits.

         4.1 Specimen of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration Number 33-79714))

         5        Opinion of James A. Lebovitz, Esq.

         23.1     Consent of Deloitte & Touche LLP, Independent Auditors

         23.2     Consent of Coopers & Lybrand, L.L.P., Independent Auditors

         23.3     Consent of Ernst & Young, LLP, Independent Auditors

         23.4     Consent of James A. Lebovitz, Esq. (included as part of
                  Exhibit 5)

         24.1 Power of Attorney for Members of the Board of Directors of Registrant (included on signature page)

         99       FPA Medical Management, Inc. Amended Omnibus Stock Option Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 20, 1997.

                                       FPA MEDICAL MANAGEMENT, INC.

                                       By:/S/ JAMES A. LEBOVITZ
                                          _________________________
                                          James A. Lebovitz
                                          Senior Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and appoints Seth Flam, Steven M. Lash or James A. Lebovitz, and any one of them, as his attorney-in-fact, to sign and file on his behalf, in the capacities stated below, any and all pre-effective amendments and post-effective amendments to this Registration Statement.



             SIGNATURE                 TITLE                      DATE
             ---------                 -----                      ----

        /S/ SETH FLAM
   ___________________________     President, Chief Executive    August 20, 1997
            Seth Flam              Officer and Director
                                   (Principal Executive
                                   Officer)


      /S/ SOL LIZERBRAM
   ___________________________     Director and Chairman of the  August 20, 1997
          Sol Lizerbram            Board of Directors


      /S/ STEVEN M. LASH
   ___________________________     Executive Vice President,     August 20, 1997
          Steven M. Lash           Chief Financial Officer
                                   and Treasurer (Principal
                                   Financial Officer and
                                   Accounting Officer)

     /S/ SHELDON DEREZIN
   ___________________________     Director                      August 19, 1997
         Sheldon Derezin


   ___________________________     Director and Vice Chairman    August __, 1997
       Stephen J. Dresnick         of the Board of Directors


       /S/ KEVIN ELLIS
   ___________________________     Director                      August 20, 1997
           Kevin Ellis


      /S/ HOWARD HASSMAN
   ___________________________     Director                      August 20, 1997
          Howard Hassman


   ___________________________     Director                      August __, 1997
       Herbert A. Wertheim

                                INDEX TO EXHIBITS


Exhibit                                                      Sequentially
Number            Exhibit                                    Numbered Page
------            -------                                    -------------

    *4.1          Registrant's Certificate of
                  Incorporation.

   **4.2          Registrant's Bylaws.


     5            Opinion of James A. Lebovitz
                  regarding the legality of
                  securities to be offered.

   23.1           Consent of Deloitte & Touche LLP,
                  Independent Auditors.

   23.2           Consent of Coopers & Lybrand L.L.P.,
                  Independent Auditors.

   23.3           Consent of Ernst & Young LLP,
                  Independent Auditors.

   23.4           Consent of James A. Lebovitz
                  (included as part of Exhibit
                  5).

   24.1           Power of Attorney for Members of
                  the Board of Directors of
                  Registrant (included on signature page).

   99             FPA Medical Management, Inc. Amended
                  Omnibus Stock Option Plan.


----------
* Incorporated by reference from Registrant's Registration Statement on Form S-1, Registration Number 33-97456.

** Incorporated by reference from Registrant's Annual Report on Form 10-K/A, filed with the Commission on April 29, 1997.